SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) October 18, 2001


                     WESTSTAR FINANCIAL SERVICES CORPORATION
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             (Exact name of Registrant as specified in its charter)


      North Carolina                000-30515                56-2181423
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(State or other jurisdiction   (Commission File No.)       (IRS Employer
    of incorporation)                                  Identification number)


                79 Woodfin Place, Asheville, North Carolina 28801
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 252-1735


                                 Not Applicable
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                 (Former address of principal executive offices)

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Item 5  Other Events and Regulation FD Disclosure.
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The Board of Directors of the Registrant has declared a 10% stock dividend. The dividend is payable on November 13, 2001 to shareholders of record on October 30, 2001.






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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WESTSTAR FINANCIAL SERVICES CORPORATION



                                  By: /s/ Randall C. Hall
                                     ------------------------------------------
                                     Randall C. Hall, Executive Vice President,
                                     Secretary, and Chief Executive Officer


Dated:    October 18, 2001




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                                  EXHIBIT INDEX
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  Exhibit               Description
  Number                of Exhibit
  ------                ----------

   99.1        Press Release dated October 18, 2001               5

   99.2        Letter to Shareholders                             6



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